                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report: April 19, 2001


                   CHASE COMMERCIAL MORTGAGE SECURITIES CORP.
       (formerly known as "Chemical Commercial Mortgage Securities Corp.")
 -------------------------------------------------------------------------------
                           (Exact name of registrant)


         New York                          333-05271              13-3728743
------------------------------     ------------------------  -------------------
(State or other jurisdiction       (Commission File Number)     (IRS Employer
of incorporation)                                            Identification No.)


                    270 Park Avenue, New York, New York              10017
                    ----------------------------------------     --------------
                    (Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code:  (212) 270-6000

Item 5.  Other Events:


         On or about April 17, 18 and 19, 2001, Chase Commercial Mortgage Securities Corp. (the "Depositor") made the distributions to holders of its Mortgage Pass-Through Certificates, Series 1996-1, Series 1996-2, Series 1997-1, Series 1997-2, Series 1998-1, Series 1998-2, Series 1999-1, Series 1999-2,
Series 2000-1, Series 2000-2 and Series 2000-3 contemplated by the applicable Pooling and Servicing Agreements for such Series (collectively, the "Pooling and Servicing Agreements").

         Copies of the Certificateholders' Reports with respect to such distributions delivered pursuant to Section 4.02 of the applicable Pooling and Servicing Agreements are being filed as exhibits to this Current Report on Form 8-K.


Item 7(c).  Exhibits

                   Exhibits           Description
                  ----------        ---------------

                     20.1 Monthly Reports with respect to the April 17, 18 and 19, 2001 distributions.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: May 3, 2001

                                                 THE CHASE MANHATTAN BANK,
                                                 As Paying Agent, on behalf
                                                 of Chase Commercial
                                                 Mortgage Securities Corp.


                                                 By: /s/ Diane E. Wallace
                                                 ---------------------------
                                                 Name:  Diane E. Wallace
                                                 Title: Assistant Vice President

                                    INDEX TO EXHIBITS
                                    ----------------------------

Exhibit No.                         Description
---------------                     -----------------
20.1                                Monthly Reports with respect to the
                                    distributions to certificateholders
                                    April 17, 18 and 19, 2001.